Seventh Amendment to
Amended and Restated Credit Agreement

This Seventh Amendment to Amended and Restated Credit Agreement (this “Seventh Amendment”), dated as of December 1, 2017 (the “Seventh Amendment Effective Date”), is among Centennial Resource Production, LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders party hereto; and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S:
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of October 15, 2014 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.    The Borrower has requested that the Administrative Agent and the Lenders enter into this Seventh Amendment to amend the Credit Agreement to permit the Borrower to establish the Aggregate Elected Commitment Amounts in an amount of $475,000,000.00, to be effective as of the Seventh Amendment Effective Date.
C.    The Administrative Agent and the Lenders party hereto have agreed, subject to the terms and conditions set forth herein, to enter into this Seventh Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Seventh Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended by this Seventh Amendment. Unless otherwise indicated, all section references in this Seventh Amendment refer to the Credit Agreement.
Section 2.Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Seventh Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Seventh Amendment Effective Date in the manner provided in this Section 2.
2.1    Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“Additional Revolving Credit Lender” has the meaning given to such term in Section 2.07(c)(i).

“Additional Revolving Credit Lender Certificate” has the meaning given to such term in Section 2.07(c)(ii)(G).
“Aggregate Elected Commitment Amounts” at any time shall equal the sum of the Elected Commitments, as the same may be increased, reduced or terminated pursuant to Section 2.07(c). As of the Seventh Amendment Effective Date, the Aggregate Elected Commitment Amounts are $475,000,000.
“Elected Commitment” means, as to each Revolving Credit Lender, the amount set forth opposite such Revolving Credit Lender’s name on Annex I under the caption “Elected Commitment”, as the same may be increased, reduced or terminated from time to time in connection with an optional increase, reduction or termination of the Aggregate Elected Commitment Amounts pursuant to Section 2.07(c).
“Elected Commitment Increase Certificate” has the meaning given to such term in Section 2.07(c)(ii)(F).
“Seventh Amendment” means that certain Seventh Amendment to Amended and Restated Credit Agreement dated as of December 1, 2017, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.
“Seventh Amendment Effective Date” means December 1, 2017.
2.2    Amended and Restated Definitions. The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:
“Lenders” means the Persons listed on Annex I, any Person that shall have become a party hereto pursuant to an Assignment and Assumption, and any Person that shall have become a party hereto as an Additional Revolving Credit Lender pursuant to Section 2.07(c), other than, in each case, any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. The term “Lenders” shall include both Term Lenders and Revolving Credit Lenders.
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Engagement Letter and the Security Instruments.
“Maximum Revolving Credit Amount” means, as to each Revolving Credit Lender, the amount set forth opposite such Revolving Credit Lender’s name on Annex I under the caption “Maximum Revolving Credit Amounts”, as the same may be (a) reduced or terminated from time to time in connection with a reduction or termination of the Aggregate Maximum Revolving Credit Amounts pursuant to

Section 2.07(b), (b) modified from time to time pursuant to Section 2.07(c) or (c) modified from time to time pursuant to any assignment permitted by Section 12.04(b).
“Revolving Credit Commitment” means, with respect to each Revolving Credit Lender, the commitment of such Revolving Credit Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Revolving Credit Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.07 and (b) modified from time to time pursuant to assignments by or to such Revolving Credit Lender pursuant to Section 12.04. The amount representing each Revolving Credit Lender’s Revolving Credit Commitment shall at any time be the least of (i) such Revolving Credit Lender’s Maximum Revolving Credit Amount, (ii) such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the then effective Borrowing Base and (iii) such Revolving Credit Lender’s Elected Commitment. The total Revolving Credit Commitment is the aggregate amount of the Revolving Credit Commitments of all Revolving Credit Lenders.
2.3    Amendment to Section 2.03(d) of the Credit Agreement. The first sentence of Section 2.03(d) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
If requested by a Lender, the Term Loan and Revolving Loans, as applicable, made by such Lender shall be evidenced by a Term Loan Note or Revolving Credit Note, as applicable, of the Borrower in substantially the form of Exhibit A and Exhibit B, respectively, in each case dated, (i) in the case of any Lender party hereto as of the date of this Agreement, as of the date of this Agreement, (ii) in the case of any Lender that becomes a party hereto pursuant to an Assignment and Assumption, as of the effective date of the Assignment and Assumption, or (iii) in the case of any Lender that becomes a party hereto in connection with an increase in the Aggregate Elected Commitment Amounts pursuant to Section 2.07(c), as of the effective date of such increase, in each case, payable to such Lender in a principal amount equal to its Term Loan Commitment (or, for any Term Loan Note issued following the Effective Date, in an amount equal to the principal amount of the Term Loan held by such Term Lender) or its Maximum Revolving Credit Amount, as applicable, as in effect on such date, and otherwise duly completed.
2.4    Amendments to Section 2.04 of the Credit Agreement.
(a)Section 2.04 of the Credit Agreement is hereby amended by amending and restating clause (v) of Section 2.04 of the Credit Agreement in its entirety to read in full as follows:
(v)    the amount of the then effective Borrowing Base, the amount of the then effective Aggregate Elected Commitment Amounts, the current total Revolving Credit Exposures (without regard to the requested Borrowing) and the pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing); and
(b)The parenthetical at the end of the second to last paragraph of Section 2.04 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(i.e., the least of (i) the Aggregate Maximum Revolving Credit Amounts, (ii) the then effective Borrowing Base and (iii) the then effective Aggregate Elected Commitment Amounts)
2.5    Amendments to Section 2.07 of the Credit Agreement.
(a)The title of Section 2.07 is hereby deleted and replaced with the following:
Termination and Reduction of Commitments and Aggregate Maximum Revolving Credit Amounts; Increase, Reduction and Termination of Aggregate Elected Commitment Amounts.
(b)The third sentence of Section 2.07(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
If at any time the Aggregate Maximum Revolving Credit Amounts, the Borrowing Base or the Aggregate Elected Commitment Amounts is terminated or reduced to zero, then the Revolving Credit Commitments shall terminate on the effective date of such termination or reduction.
(c)Section 2.07(b)(i) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(i)    The Borrower may at any time terminate, or from time to time reduce, the Aggregate Maximum Revolving Credit Amounts; provided that (A) each reduction of the Aggregate Maximum Revolving Credit Amounts shall be in an amount that is an integral multiple of $500,000 and not less than $500,000, (B) the Borrower shall not terminate or reduce the Aggregate Maximum Revolving Credit Amounts if, (1) after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 3.04(c), the total Revolving Credit Exposures would exceed the total Revolving Credit Commitments or (2) the Aggregate Maximum Revolving Credit Amount would be less than $5,000,000 (unless, with respect to this clause (2), the Aggregate Maximum Revolving Credit Amounts are reduced to $0), and (C) upon any reduction of the Aggregate Maximum Revolving Credit Amounts that would otherwise result in the Aggregate Maximum Revolving Credit Amounts being less than the Aggregate Elected Commitment Amounts, the Aggregate Elected Commitment Amounts shall be automatically reduced (ratably among the Revolving Credit Lenders in accordance with each Revolving Credit Lender’s Applicable Revolving Credit Percentage) so that they equal the Aggregate Maximum Revolving Credit Amounts as so reduced.

(d)A new Section 2.07(c) is hereby added to the Credit Agreement immediately following Section 2.07(b), which Section 2.07(c) shall read in full as follows:
(c)    Increases, Reductions and Terminations of Aggregate Elected Commitment Amounts.
(i)     Subject to the conditions set forth in Section 2.07(c)(ii), the Borrower may increase the Aggregate Elected Commitment Amounts then in effect by increasing the Elected Commitment of a Revolving Credit Lender or by causing a Person that is acceptable to the Administrative Agent that at such time is not a Revolving Credit Lender to become a Revolving Credit Lender (any such Person that is not at such time a Revolving Credit Lender and becomes a Revolving Credit Lender, an “Additional Revolving Credit Lender”). Notwithstanding anything to the contrary contained in this Agreement, in no case shall an Additional Revolving Credit Lender be a natural person, an Industry Competitor, the Borrower or any Affiliate of the Borrower.
(ii)    Any increase in the Aggregate Elected Commitment Amounts shall be subject to the following additional conditions:
(A)    such increase shall not be less than $15,000,000 unless the Administrative Agent otherwise consents, and no such increase shall be permitted if after giving effect thereto the Aggregate Elected Commitment Amounts exceed the Borrowing Base then in effect;
(B)    following any Scheduled Redetermination Date, the Borrower may not increase the Aggregate Elected Commitment Amounts more than once before the next Scheduled Redetermination Date (for the sake of clarity, all increases in the Aggregate Elected Commitment Amount effective on a single date shall be deemed a single increase in the Aggregate Elected Commitment Amount for purposes of this Section 2.07(c)(ii)(B));
(C)    no Default shall have occurred and be continuing on the effective date of such increase;
(D)    on the effective date of such increase, no Eurodollar Borrowings shall be outstanding or if any Eurodollar Borrowings are outstanding, then the effective date of such increase shall be the last day of the Interest Period in respect of such Eurodollar Borrowings unless the Borrower pays any compensation required by Section 5.02;
(E)    no Revolving Credit Lender’s Elected Commitment may be increased without the consent of such Revolving Credit Lender;
(F)    if the Borrower elects to increase the Aggregate Elected Commitment Amounts by increasing the Elected Commitment of a Revolving Credit

Lender, the Borrower and such Revolving Credit Lender shall execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit L (an “Elected Commitment Increase Certificate”); and
(G)    if the Borrower elects to increase the Aggregate Elected Commitment Amounts by causing an Additional Revolving Credit Lender to become a party to this Agreement, then the Borrower and such Additional Revolving Credit Lender shall execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit M (an “Additional Revolving Credit Lender Certificate”), together with an Administrative Questionnaire and a processing and recordation fee of $3,500 (provided that the Administrative Agent may, in its discretion, elect to waive such processing and recordation fee in connection with any such increase), and the Borrower shall (1) if requested by the Additional Revolving Credit Lender, deliver a Revolving Credit Note payable to such Additional Revolving Credit Lender in a principal amount equal to its Maximum Revolving Credit Amount, and otherwise duly completed and (2) pay any applicable fees as may have been agreed to between the Borrower and the Additional Revolving Credit Lender, and, to the extent applicable and agreed to by the Borrower, the Administrative Agent.
(iii)    Subject to acceptance and recording thereof pursuant to Section 2.07(c)(iv), from and after the effective date specified in the Elected Commitment Increase Certificate or the Additional Revolving Credit Lender Certificate (or if any Eurodollar Borrowings are outstanding, then the last day of the Interest Period in respect of such Eurodollar Borrowings, unless the Borrower has paid any compensation required by Section 5.02): (A) the amount of the Aggregate Elected Commitment Amounts shall be increased as set forth therein, and (B) in the case of an Additional Revolving Credit Lender Certificate, any Additional Revolving Credit Lender party thereto shall be a party to this Agreement and have the rights and obligations of a Revolving Credit Lender under this Agreement and the other Loan Documents. In addition, the Revolving Credit Lender or the Additional Revolving Credit Lender, as applicable, shall purchase a pro rata portion of the outstanding Revolving Loans (and participation interests in Letters of Credit) of each of the other Revolving Credit Lenders (and such Revolving Credit Lenders hereby agree to sell and to take all such further action to effectuate such sale) such that each Revolving Credit Lender (including any Additional Revolving Credit Lender, if applicable) shall hold its Applicable Revolving Credit Percentage of the outstanding Revolving Loans (and participation interests) after giving effect to the increase in the Aggregate Elected Commitment Amounts (and the resulting modifications of each Revolving Credit Lender’s Maximum Revolving Credit Amount pursuant to Section 2.07(c)(iv) or Section 2.07(c)(v)).
(iv)    Upon its receipt of a duly completed Elected Commitment Increase Certificate or an Additional Revolving Credit Lender Certificate, executed by the Borrower and the Revolving Credit Lender or by the Borrower and the Additional

Revolving Credit Lender party thereto, as applicable, the processing and recording fee referred to in Section 2.07(c)(ii), the Administrative Questionnaire referred to in Section 2.07(c)(ii) and the break-funding payments from the Borrower, if any, required by Section 5.02, if applicable, the Administrative Agent shall accept such Elected Commitment Increase Certificate or Additional Revolving Credit Lender Certificate and record the information contained therein in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(b)(iv). No increase in the Aggregate Elected Commitment Amounts shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 2.07(c)(iv).
(v)    Upon any increase in the Aggregate Elected Commitment Amounts pursuant to this Section 2.07(c), (A) each Revolving Credit Lender’s Maximum Revolving Credit Amount shall be automatically deemed amended to the extent necessary so that each such Revolving Credit Lender’s Applicable Revolving Credit Percentage equals the percentage of the Aggregate Elected Commitment Amounts represented by such Revolving Credit Lender’s Elected Commitment, in each case after giving effect to such increase, and (B) Annex I to this Agreement shall be deemed amended to reflect the Elected Commitment of each Revolving Credit Lender (including any Additional Revolving Credit Lender) as thereby increased, any changes in the Revolving Credit Lenders’ Maximum Revolving Credit Amounts pursuant to the foregoing clause (A), and any resulting changes in the Revolving Credit Lenders’ Applicable Revolving Credit Percentages.
(vi)    The Borrower may from time to time terminate or reduce the Aggregate Elected Commitment Amounts; provided that (A) each reduction of the Aggregate Elected Commitment Amounts shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000 and (B) the Borrower shall not reduce the Aggregate Elected Commitment Amounts if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 3.04(c), the total Revolving Credit Exposures would exceed the Aggregate Elected Commitment Amounts as reduced.
(vii)    The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Aggregate Elected Commitment Amounts under Section 2.07(c)(vi) at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Revolving Credit Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.07(c)(vii) shall be irrevocable. Any termination or reduction of the Aggregate Elected Commitment Amounts shall be permanent and may not be reinstated, except pursuant to Section 2.07(c)(i). Each reduction of the Aggregate Elected Commitment Amounts shall be made ratably among the Revolving Credit Lenders in accordance with each Revolving Credit Lender’s Applicable Revolving Credit Percentage.

(viii)    Upon any redetermination or other adjustment in the Borrowing Base pursuant to this Agreement that would otherwise result in the Borrowing Base becoming less than the Aggregate Elected Commitment Amounts, the Aggregate Elected Commitment Amounts shall be automatically reduced (ratably among the Revolving Credit Lenders in accordance with each Revolving Credit Lender’s Applicable Revolving Credit Percentage) so that they equal such redetermined Borrowing Base (and Annex I shall be deemed amended to reflect such amendments to each Revolving Credit Lender’s Elected Commitment and the Aggregate Elected Commitment Amounts).
(ix)    Contemporaneously with any increase in the Borrowing Base pursuant to this Agreement, if (A) the Borrower elects to increase the Aggregate Elected Commitment Amount and (B) each Revolving Credit Lender has consented to such increase in its Elected Commitment, then the Aggregate Elected Commitment Amount shall be increased (ratably among the Revolving Credit Lenders in accordance with each Revolving Credit Lender’s Applicable Revolving Credit Percentage) by the amount requested by the Borrower (subject to the limitations set forth in Section 2.07(c)(ii)(A)) without the requirement that any Revolving Credit Lender deliver an Elected Commitment Increase Certificate or that the Borrower pay any amounts under Section 5.02, and Annex I shall be deemed amended to reflect such amendments to each Revolving Credit Lender’s Elected Commitment and the Aggregate Elected Commitment Amount. The Administrative Agent shall record the information regarding such increases in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(b)(iv).
(x)    If, after giving effect to any reduction in the Aggregate Elected Commitment Amounts pursuant to this Section 2.07(c), the total Revolving Credit Exposures exceeds the total Revolving Credit Commitments, then the Borrower shall (A) prepay the Borrowings of Revolving Loans on the date of such termination or reduction in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings of Revolving Loans as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Revolving Credit Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.09(j).
2.6    Amendments to Section 2.09 of the Credit Agreement.
(a)Clause (b)(vi) of Section 2.09 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(vi)    specifying the amount of the then effective Borrowing Base and the then effective Aggregate Elected Commitment Amounts and whether a Borrowing Base Deficiency exists at such time, the current total Revolving Credit Exposures (without regard to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit) and the pro forma total Revolving Credit Exposures (giving effect to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit).
(b)The parenthetical in the first sentence of the second to last paragraph of Section 2.09(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(i.e., the least of (i) the Aggregate Maximum Revolving Credit Amounts, (ii) the then effective Borrowing Base and (iii) the then effective Aggregate Elected Commitment Amounts)
2.7    Amendment to Section 12.04 of the Credit Agreement. The first sentence of Section 12.04(b)(iv) of the Credit Agreement is hereby amended and restated in its entirety as follows:
The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Maximum Revolving Credit Amount and Elected Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).
2.8    Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement.
2.9    Replacement of Exhibit C. Exhibit C to the Credit Agreement is hereby replaced in its entirety with Exhibit C attached hereto and Exhibit C attached hereto shall be deemed to be attached as Exhibit C to the Credit Agreement.
2.10    New Exhibit L and New Exhibit M. Exhibit L and Exhibit M hereto are hereby added as Exhibit L and Exhibit M to the Credit Agreement, and Exhibit L and Exhibit M attached hereto shall be deemed to be attached as Exhibit L and Exhibit M to the Credit Agreement.
Section 3.Aggregate Elected Commitment Amounts. In reliance on the representations, warranties, covenants and agreements contained in this Seventh Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Aggregate Elected Commitment Amounts are established at $475,000,000, as of the Seventh Amendment Effective Date.
Section 4.Conditions Precedent. The effectiveness of this Seventh Amendment is subject to the following:
4.1    Counterparts. The Administrative Agent shall have received counterparts of this Seventh Amendment from the Credit Parties and Lenders constituting at least the Majority Lenders.
4.2    Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Seventh Amendment Effective Date.

Section 5.Miscellaneous.
5.1    Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Seventh Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Seventh Amendment, and this Seventh Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
5.2    Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Seventh Amendment, (b) ratifies and affirms its obligations under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to this Seventh Amendment except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Seventh Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Seventh Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Seventh Amendment, no Borrowing Base Deficiency, Default or Event of Default exists.
5.3    Counterparts. This Seventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Seventh Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.
5.4    No Oral Agreement. This written Seventh Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties that modify the agreements of the parties in the Credit Agreement and the other Loan Documents.
5.5    Governing Law. This Seventh Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.
5.6    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Seventh Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.7    Severability. Any provision of this Seventh Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8    Successors and Assigns. This Seventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[Signature Pages Follow.]

The parties hereto have caused this Seventh Amendment to be duly executed as of the day and year first above written.

BORROWER:	CENTENNIAL RESOURCE PRODUCTION, LLC, a Delaware limited liability company

By: /s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial
Officer

Signature Page to Seventh Amendment to
Amended and Restated Credit Agreement
Centennial Resource Production, LLC

GUARANTORS:	ATLANTIC EXPLORATION, LLC, a Delaware limited liability company

By: /s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial     Officer

CENTENNIAL RESOURCE MANAGEMENT, LLC, a Delaware limited liability company

By: /s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

Signature Page to Seventh Amendment to
Amended and Restated Credit Agreement
Centennial Resource Production, LLC

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By: /s/ Ryan Fuessel
Name:    Ryan Fuessel
Title:     Authorized Officer

Signature Page to Seventh Amendment to
Amended and Restated Credit Agreement
Centennial Resource Production, LLC

WELLS FARGO BANK, N.A., as a Lender

By: /s/ Jonathan Herrick
Name:    Jonathan Herrick
Title:    Director

Signature Page to Seventh Amendment to
Amended and Restated Credit Agreement
Centennial Resource Production, LLC

COMERICA BANK, as a Lender

By: /s/ Cassandra Lucas
Name:    Cassandra Lucas
Title:    Portfolio Manager

Signature Page to Seventh Amendment to
Amended and Restated Credit Agreement
Centennial Resource Production, LLC

BMO HARRIS BANK, N.A., as a Lender

By: /s/ Matthew Davis
Name: Matthew Davis
Title: Vice President

Signature Page to Seventh Amendment to
Amended and Restated Credit Agreement
Centennial Resource Production, LLC

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By: /s/ Donavan C. Broussard
Name:    Donavan C. Broussard
Title:    Authorized Signatory

By: /s/ Trudy W. Nelson
Name: Trudy W. Nelson
Title: Authorized Signatory

Signature Page to Seventh Amendment to
Amended and Restated Credit Agreement
Centennial Resource Production, LLC

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Ben J. Leonard
Name: Ben J. Leonard
Title: Vice President

Signature Page to Seventh Amendment to
Amended and Restated Credit Agreement
Centennial Resource Production, LLC

CITIBANK, N.A., as a Lender

By: /s/ Jeff Ard
Name: Jeff Ard
Title: Vice President

Signature Page to Seventh Amendment to
Amended and Restated Credit Agreement
Centennial Resource Production, LLC

Deutsche Bank AG, New York Branch, as a Lender

By: /s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

By: /s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

Signature Page to Seventh Amendment to
Amended and Restated Credit Agreement
Centennial Resource Production, LLC

FIFTH THIRD BANK, as a Lender

By: /s/ Jonathan H. Lee
Name: Jonathan H. Lee
Title: Director

Signature Page to Seventh Amendment to
Amended and Restated Credit Agreement
Centennial Resource Production, LLC

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Cameron Breitenbach
Name: Cameron Breitenbach
Title: Vice President

Signature Page to Seventh Amendment to
Amended and Restated Credit Agreement
Centennial Resource Production, LLC

KEYBANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

Signature Page to Seventh Amendment to
Amended and Restated Credit Agreement
Centennial Resource Production, LLC

ROYAL BANK OF CANADA, as a Lender

By: /s/ Kristan Spivey
Name: Kristan Spivey
Title: Authorized Signatory

Signature Page to Seventh Amendment to
Amended and Restated Credit Agreement
Centennial Resource Production, LLC

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Sandra Aultman
Name: Sandra Aultman
Title: Managing Director

Signature Page to Seventh Amendment to
Amended and Restated Credit Agreement
Centennial Resource Production, LLC

BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ Ryan K. Michael
Name: Ryan K. Michael
Title: Senior Vice President

Signature Page to Seventh Amendment to
Amended and Restated Credit Agreement
Centennial Resource Production, LLC

ANNEX I
ALLOCATION OF MAXIMUM REVOLVING CREDIT AMOUNTS AND ELECTED COMMITMENTS

Name of Lender	Applicable Revolving Credit Percentage	Maximum Revolving Credit Amount	Elected Commitment
JPMorgan Chase Bank, N.A.	8.6956521741%	$86,956,521.76	$41,304,347.83
Wells Fargo Bank, N.A.	8.6956521739%	$86,956,521.74	$41,304,347.83
Comerica Bank	8.6956521739%	$86,956,521.74	$41,304,347.83
Royal Bank of Canada	8.6956521739%	$86,956,521.74	$41,304,347.83
BMO Harris Bank, N.A.	6.9565217391%	$69,565,217.39	$33,043,478.26
Canadian Imperial Bank of Commerce, New York Branch	6.9565217391%	$69,565,217.39	$33,043,478.26
U.S. Bank National Association	6.9565217391%	$69,565,217.39	$33,043,478.26
Citibank, N.A.	6.9565217391%	$69,565,217.39	$33,043,478.26
Deutsche Bank AG, New York Branch	6.9565217391%	$69,565,217.39	$33,043,478.26
Fifth Third Bank	6.9565217391%	$69,565,217.39	$33,043,478.26
Branch Banking and Trust Company	5.8695652174%	$58,695,652.17	$27,880,434.78
Capital One, National Association	5.8695652174%	$58,695,652.17	$27,880,434.78
KeyBank, National Association	5.8695652174%	$58,695,652.17	$27,880,434.78
PNC Bank, National Association	5.8695652174%	$58,695,652.17	$27,880,434.78
TOTAL	100.0000000000%	$1,000,000,000.00	$475,000,000.00

ANNEX 1

EXHIBIT C
FORM OF BORROWING REQUEST
[                   ], 20[   ]
Centennial Resource Production, LLC, a Delaware limited liability company (the “Borrower”), pursuant to Section 2.04 of the Amended and Restated Credit Agreement dated as of October 15, 2014 (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”) among the Borrower, any Parent Guarantor party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and the other agents and lenders (the “Lenders”) which are or become parties thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement), hereby requests a Borrowing of [the Term / a Revolving] Loan as follows:
(i)Aggregate amount of the requested Borrowing is $[                   ];1
(ii)Date of such Borrowing is [                   ], 20[   ];
(iii)Requested Borrowing is to be [an ABR Borrowing] [a Eurodollar Borrowing];
(iv)In the case of a Eurodollar Borrowing, the initial Interest Period applicable thereto is [                   ];
(v)Amount of Borrowing Base in effect on the date hereof is $[                   ];
(vi)Amount of Aggregate Elected Commitment Amounts in effect on the date hereof is $[                   ];
(vii)Total Revolving Credit Exposures on the date hereof (i.e., outstanding principal amount of Revolving Loans and total LC Exposure) is $[                   ]; and
(viii)Pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing) is $[                   ]; and
(ix)Location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06 of the Credit Agreement, is as follows:
[                ]
[                ]
[                ]
[                ]
[                ]

1For initial funding, specify amounts of Term Loan Borrowings and Revolving Loan Borrowings.

Exhibit C

The undersigned certifies, represents and warrants on behalf of the Borrower (and not individually) that (a) he/she is the [                ] of the Borrower, and as such he/she is authorized to execute this certificate on behalf of the Borrower and (b) the Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement.
CENTENNIAL RESOURCE PRODUCTION, LLC, a Delaware limited liability company

By:	_______________________________

Name:	_______________________________

Title:	_______________________________

Exhibit C

EXHIBIT L
FORM OF ELECTED COMMITMENT INCREASE CERTIFICATE
[ ], 20[ ]
To:    JPMorgan Chase Bank, N.A., as Administrative Agent
Centennial Resource Production, LLC, a Delaware limited liability company (the “Borrower”), the Administrative Agent and certain Lenders and other agents have heretofore entered into an Amended and Restated Credit Agreement dated as of October 15, 2014 (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.
This Elected Commitment Increase Certificate is being delivered pursuant to Section 2.07(c) of the Credit Agreement.
Please be advised that the undersigned Revolving Credit Lender has agreed (a) to increase its Elected Commitment under the Credit Agreement effective [ ], 20[ ] (the “Increase Effective Date”) from $[ ] to $[ ] and (b) that it shall continue to be a party in all respects to the Credit Agreement and the other Loan Documents.
With reference to Section 2.07(c)(ii)(D) of the Credit Agreement, the Borrower hereby confirms that [Check Applicable Box]:

[ ]	There are, or if the Increase Effective Date is after the date hereof, there will be no Eurodollar Borrowings outstanding on the Increase Effective Date.

[ ]
There are, or if the Increase Effective Date is after the date hereof, there will be Eurodollar Borrowings outstanding on the Increase Effective Date and the Borrower will pay any compensation required by Section 5.02 of the Credit Agreement on the Increase Effective Date.

Very truly yours,

Centennial Resource Production, LLC, a Delaware limited liability company

By:	_____________________________

Name:	_____________________________

Title:	_____________________________

Exhibit L

Accepted and Agreed:

JPMorgan Chase Bank, N.A.,
as Administrative Agent

By:	_____________________________

Name:	_____________________________

Title:	_____________________________

Accepted and Agreed:

[Name of Increasing Revolving Credit Lender]

By:	_____________________________

Name:	_____________________________
Title:    _____________________________

Exhibit L

EXHIBIT M
FORM OF ADDITIONAL REVOLVING LENDER CERTIFICATE
[ ], 20[ ]
To:    JPMorgan Chase Bank, N.A., as Administrative Agent
Centennial Resource Production, LLC, a Delaware limited liability company (the “Borrower”), the Administrative Agent and certain Lenders and other agents have heretofore entered into an Amended and Restated Credit Agreement, dated as October 15, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.
This Additional Revolving Credit Lender Certificate is being delivered pursuant to Section 2.07(c) of the Credit Agreement.
Please be advised that the undersigned Additional Revolving Credit Lender has agreed (a) to become a Revolving Credit Lender under the Credit Agreement effective [ ], 20[ ] (the “Additional Revolving Credit Lender Effective Date”) with an Aggregate Maximum Revolving Credit Amount of $[ ] and an Elected Commitment of $[ ] and (b) that it shall be a party in all respects to the Credit Agreement and the other Loan Documents.
This Additional Revolving Credit Lender Certificate is being delivered to the Administrative Agent together with (i) if the Additional Revolving Credit Lender is a Foreign Lender, any documentation required to be delivered by such Additional Revolving Credit Lender pursuant to Section 5.03(f) of the Credit Agreement, duly completed and executed by the Additional Revolving Credit Lender, and (ii) an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Additional Revolving Credit Lender. [The [Borrower/Additional Revolving Credit Lender] shall pay the processing and recordation fee payable to the Administrative Agent pursuant to Section 2.07(c)(ii)(G) of the Credit Agreement.]2
With reference to Section 2.07(c)(ii)(D) of the Credit Agreement, the Borrower hereby confirms that [Check Applicable Box]:

[ ]
There are, or if the Additional Revolving Credit Lender Effective Date is after the date hereof, there will be no Eurodollar Borrowings outstanding on the Additional Revolving Credit Lender Effective Date.

[ ]
There are, or if the Additional Revolving Credit Lender Effective Date is after the date hereof, there will be Eurodollar Borrowings outstanding on the Additional Revolving Credit Lender Effective Date and the Borrower will pay any compensation required by Section 5.02 of the Credit Agreement on the Additional Revolving Credit Lender Effective Date.

2Include, if applicable
Exhibit M

Very truly yours,
Centennial Resource Production, LLC, a Delaware limited liability company

By:	_____________________________

Name:	_____________________________

Title:	_____________________________

Accepted and Agreed:

JPMorgan Chase Bank, N.A.
as Administrative Agent

By:	_____________________________

Name:	_____________________________
Title:    _____________________________

Accepted and Agreed:

[Name of Additional Revolving Credit Lender]

By:	_____________________________

Name:	_____________________________
Title:    _____________________________

Exhibit M